Filed Pursuant to Rule 433 Issuer Free Writing Prospectus Dated October 31, 2014 Registration Statement No. 333-191647 Subject: Your Recipe for Ownership in Kraft.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

[BRAND IMAGE]   [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

[BRAND IMAGE]   [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

  [BRAND IMAGE]     [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.

    [Important Information Hyperlink] The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest,  you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may  get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov . Alternatively, LOYAL3 will arrange to send you the prospectus if you request it by calling toll‐free 1‐855‐ 256‐9253.